UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2026

Antares Strategic Credit Fund

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01700	93-3416650
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 South Canal Street Suite 4200
Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 312 638-4000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 24, 2026, Antares Strategic Credit Fund (the “Fund”) entered into Amendment No. 4 (the “Amendment”) to the Loan and Servicing Agreement (as amended, the “Loan Facility”), among the Fund, as equity holder and servicer, Antares Strategic Credit SPV LLC (“Credit SPV”), a wholly-owned subsidiary of the Fund, as borrower, Société Générale, as agent (the “Agent”), U.S. Bank Trust Company, National Association, as collateral agent (“Collateral Agent”) and collateral administrator, U.S. Bank National Association, as document custodian, and the lenders party thereto, amending that certain Loan Facility, dated January 19, 2024 among the Fund, Credit SPV, the Agent, the Collateral Agent, U.S. Bank National Association, as document custodian, and the lenders party thereto. Capitalized terms used but not defined herein shall have the meanings set forth in the Loan Facility.

The Amendment provides for, among other things, an extension of the tenor of the Loan Facility to the date that is five years after the date of the Amendment and the term of the Revolving Period (as defined in the Amendment) to the date that is three years after the date of the Amendment.

The description above is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to a copy of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of Direct Financial Obligation.

The information included under Item 1.01 above regarding the Loan Facility and the Amendment is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Amendment No. 4 to Loan and Servicing Agreement dated July 24, 2026 by and among Antares Strategic Credit SPV LLC, as borrower, Antares Strategic Credit Fund, as equity holder and servicer, the lenders from time to time party thereto, Société Générale, as agent, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, and U.S. Bank National Association, as document custodian.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Exhibits and/or schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ANTARES STRATEGIC CREDIT FUND

Date:	July 30, 2026	By:	/s/ Thomas Sweeney
Name: Thomas Sweeney Title: Chief Financial Officer